#525418


                           SAFECO COMMON STOCK TRUST
                            SAFECO MANAGED BOND TRUST
                            SAFECO TAXABLE BOND TRUST
                          SAFECO TAX-EXEMPT BOND TRUST
                            SAFECO MONEY MARKET TRUST


         SUPPLEMENT TO THE ADVISOR CLASSES PROSPECTUS DATED MAY 1, 2002
                       SUPPLEMENT DATED DECEMBER 11, 2002




Effective January 1, 2003, to transact business by wire, your bank should send wires to the Funds' bank at:

                     U.S. Bank of Washington, N.A., Seattle, Washington ABA #1250-0010-5
                     Account #153 5000 60709

This information replaces the Funds' bank information shown on page 128 of the Advisor Classes Prospectus under the heading "BY WIRE." Wires sent to the Funds' prior depository bank will not be accepted after January 31, 2003.









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GMF 4406    1/03